Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Certificate of Establishment and Designation of Share Class (Class N Shares) is incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 175 to Janus Investment Fund's registration statement on Form N-1A, filed on May 31, 2012; accession number 0000950123-12-008749 (File No. 2-34393).